Exhibit 10.2

SECOND AMENDMENT TO REFINANCING CREDIT AGREEMENT

This SECOND Amendment to refinancing Credit Agreement (this “Amendment”) is dated as of August 2, 2013 and is made by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation, as the borrower (the “Company”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”). WHEREAS, reference is made to that certain Refinancing Credit Agreement, dated as of November 7, 2011, by and among the Company, the guarantors now or hereafter party thereto (the “Guarantors” and together with the Company, the “Loan Parties”), the lenders now or hereafter party thereto (the “Lenders”) and the Administrative Agent, as amended by that certain First Amendment to Refinancing Credit Agreement, dated as of April 5, 2013, by and among the Loan Parties, the Lenders and the Administrative Agent (the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders agree to certain amendments to the Credit Agreement as set forth herein, and the Lenders have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Amendment to Section 1.1 [Certain Definitions]. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in alphabetical order:

“2013 Note Indenture shall mean the indenture, dated on or around August 2013, among the Company and the trustee thereunder, as the same may be amended, restated, or otherwise, together with any and all further amendments, restatements, and modifications thereto from time to time to the extent permitted by Section 8.2.16 [Limitations on Indentures]. For the avoidance of doubt, the 2013 Note Indenture is a New Note Indenture.”

(b) Amendment to Section 8.2.1(iv) [Indebtedness]. Section 8.2.1(iv) of the Credit Agreement is hereby amended and restated as follows:

“(iv) Indebtedness arising under the Permitted Note Indenture, the Amended Permitted Note Indenture and any New Note Indenture in an aggregate outstanding amount not at any time exceeding $350,000,000;”

(c) Amendment to Section 8.2.1(x) [Indebtedness]. Section 8.2.1(x) of the Credit Agreement is hereby amended and restated as follows:

“(x) other unsecured Indebtedness of any Loan Party in an aggregate outstanding amount not at any time exceeding $150,000,000.”

(d) Amendment to Section 8.2.2 [Liens]. Section 8.2.2 of the Credit Agreement is hereby amended by amending clause (viii) as set forth below, inserting a new clause (ix) as follows, and making the current clause (ix) into clause (x):

“(viii) Liens arising under Securitizations; “

“(ix) Liens securing the payment or performance of the obligations arising under the 2013 Note Indenture, but only as provided, and to the extent permitted, in clause (e) of Section 8.2.16 [Limitations on Indentures]; and”

(e) Amendment to Section 8.2.4 [Restricted Payments]. Section 8.2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“8.2.4 Restricted Payments. Each of the Loan Parties shall not, and shall not permit any other Loan Party or any of its non-domestic Subsidiaries of such Loan Party to, (a) make any distribution to any holders of its Capital Securities, (b) purchase or redeem any of its Capital Securities, (c) pay any management fees or similar fees to any of its equityholders or any Affiliate thereof, or (d) set aside funds for any of the foregoing. Notwithstanding the foregoing, (i) any Subsidiary may pay dividends or make other distributions to the Company or to a domestic Wholly-Owned Subsidiary; and (ii) so long as no Event of Default or Potential Default exists or would result therefrom, the Company may (A) pay any management fees or similar fees to any of its equityholders or any Affiliate thereof up to an amount not to exceed $1,000,000 in any Fiscal Year, provided that the Company may pay all of the reasonable fees of an investment bank of recognized standing that is also an equityholder of the Company or any Affiliate thereof; (B) repurchase or make redemptions of its common stock (subject to the provisos set forth in Clause (D) directly below and at the end of this Section 8.2.4); (C) declare and pay cash dividends in respect of its common stock; provided that the aggregate amount of dividends (net of dividends on unallocated shares of common stock of the Company that are returned to the Company) made pursuant to clause (C) of this Section 8.2.4 shall not exceed $25,000,000 plus 50% of the accumulated Consolidated Net Income of the Company and its Subsidiaries for each fiscal year since the Closing Date; and (D) repurchase or make redemptions of its common stock, provided that, at the time of any repurchase, redemption, or other payment on its common stock, the Leverage Ratio as of the last day of the most recent previous Computation Period is no greater than 2.75 to 1.00 and there is at the time after giving effect to the repurchase, redemption, or other payment at least $50,000,000 of unused Revolving Credit Commitments.”

(f) Amendment to Section 8.2.16(e) [Limitations on Indentures]. Section 8.2.16(e) of the Credit Agreement is hereby amended and restated as follows:

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“(e) the payment of the Indebtedness outstanding under the Amended Permitted Note Indenture (as amended, restated or otherwise modified) or under any New Note Indenture (as refinanced, refunded, replaced or restated), shall not be secured (other than to the extent of customary rights of set off) by any Lien on any property or assets of any Loan Party; notwithstanding the foregoing, the Loan Parties may grant a Lien under the 2013 Note Indenture if required to do so under the terms of 2013 Note Indenture to secure the Indebtedness outstanding under the 2013 Note Indenture, provided that in such case, the Loan Parties shall concurrently grant a Lien on the same property or assets, on a pari passu basis, to the Administrative Agent for the benefit of the Lenders to secure the Indebtedness outstanding under the Loan Documents; provided that, the Loan Parties shall only permit such Liens granted under the 2013 Note Indenture to exist for as long as such Liens are required under the terms of the 2013 Note Indenture; provided further that, if a Lien is granted by the Loan Parties to secure the payment or performance of any obligations under the 2013 Note Indenture in violation of this clause (e), then the Loan Parties will be deemed to have concurrently granted a Lien in the same collateral, on a pari passu basis, to the Administrative Agent to secure the payment and performance of the Obligations under this Agreement (and the Loan Parties hereby authorize the perfection of all such Liens by the Administrative Agent for the benefit of the Lenders);”

(g) Amendment to Section 8.2.16(g) [Limitations on Indentures]. Section 8.2.16(g) of the Credit Agreement is hereby amended and restated as follows:

“(g) neither the Amended Permitted Note Indenture (as amended, restated or otherwise modified) nor any New Note Indenture (as refinanced, refunded, replaced or restated) shall prohibit any Loan Party from providing any Lien, now or hereafter, to the Administrative Agent or any Lender to secure the payment or performance of any or all of the Obligations and, neither the Amended Permitted Note Indenture (as amended, restated or otherwise modified) nor any New Note Indenture (as refinanced, refunded, replaced or restated), other than the 2013 Note Indenture, shall require the Company or any of its Subsidiaries to provide any Lien to secure payment or performance of any obligation arising under such Amended Permitted Note Indenture (as amended, restated or otherwise modified) or any New Note Indenture (as refinanced, refunded, replaced or restated) (other than the 2013 Note Indenture) in the event any such Lien is provided to the Administrative Agent or any Lender under this Agreement;”

3. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:

(a) The Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment, which basis shall be satisfactory in form and substance to Administrative Agent, in its sole discretion.

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(b) The Loan Parties shall pay the costs and expenses of the Administrative Agent, including without limitation, reasonable fees of the Administrative Agent’s counsel in connection with this Amendment.

(c) Within sixty (60) days after the date of this Amendment, the Secretary or an Assistant Secretary of each of the Loan Parties shall have delivered to the Administrative Agent a certificate, signed by such Secretary or Assistant Secretary and certifying as appropriate as to: (i) all action taken by each Loan Party in connection with this Amendment; (ii) the names of the Senior Officers authorized to sign this Amendment and their true signatures; and (iii) copies of its organizational documents as in effect on such date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized; provided, however, that the Secretary or Assistant Secretary of each Loan Party may, in lieu of delivering copies of the foregoing incumbency certificate, organizational documents and good standing certificates, certify that the incumbency certificate, organizational documents and good standing certificates previously delivered by such Loan Party to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded since previously delivered to the Administrative Agent.

(d) All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to Administrative Agent; and Administrative Agent shall have received from the Loan Parties and Required Lenders all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that: (i) such Loan Party has duly authorized, executed and delivered this Amendment, (ii) the representations and warranties of the Loan Parties in the Credit Agreement and other Loan Documents are true and correct, and (iii) no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents.

(b) Full Force and Effect; Ratification. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby. All parties now, and after giving effect to this Amendment, hereby reconfirm and ratify the Credit Agreement, the Loan Documents and all outstanding Letters of Credit issued in connection with the Credit Agreement. This Amendment is hereby deemed to be a Loan Document as defined under the Credit Agreement.

(c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

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[SIGNATURE PAGES FOLLOW]

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[Signature Page to Second Amendment to Refinancing Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

COMPANY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation

By:	/s/ Patrick D. Dugan	(SEAL)
Name:	Patrick D. Dugan
Title:	Senior Vice President, Finance and Corporate Controller

GUARANTORS

MOTIVEPOWER, INC.; RAILROAD FRICTION PRODUCTS CORPORATION; RICON CORP.; SCHAEFER EQUIPMENT, INC.; BARBER STEEL CASTINGS, INC.; WABTEC INVESTMENTS LIMITED, LLC; YOUNG TOUCHSTONE COMPANY; STANDARD CAR TRUCK COMPANY; DUROX COMPANY; G&B SPECIALTIES, INC.; GBI USA HOLDINGS, INC.; SCT TECHNOLOGY, LLC; STANDARD CAR TRUCK – ASIA, INC.; WABTEC FINANCE, LLC; XORAIL, LLC; XORAIL, INC.; BARBER TIAN RUI RAILWAY SUPPLY, LLC; WABTEC INTERNATIONAL, INC.

By:	/s/ Keith P. Hildum	(SEAL)
Name:	Keith P. Hildum
Title:	Vice President and Treasurer of each Guarantor listed above

RFPC HOLDING CORP.; WABTEC HOLDING CORP.

By:	/s/ Patrick D. Dugan	(SEAL)
Name:	Patrick D. Dugan
Title:	Vice President, Finance of each Guarantor listed above

[Signature Page to Second Amendment to Refinancing Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Thomas Majeski

Name:	Thomas Majeski

Title:	Senior Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Daglas Panchal

Name:	Daglas Panchal

Title:	Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Philip R. Medsger

Name:	Philip R. Medsger

Title:	Senior Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Robert Fratta

Name:	Robert Fratta

Title:	Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson

Name:	Robert M. Searson

Title:	Senior Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ George Stoecklein

Name:	George Stoecklein

Title:	Director

[Signature Page to Second Amendment to Refinancing Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Kimberley Snyder

Name:	Kimberley Snyder

Title:	Director

[Signature Page to Second Amendment to Refinancing Credit Agreement]

FIRST COMMONWEALTH BANK

By:	/s/ Misty L. Cleary

Name:	Misty L. Cleary

Title:	Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

TD BANK N.A.

By:	/s/ Mark Hogan

Name:	Mark Hogan

Title:	Senior Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Michael Kiss

Name:	Michael Kiss

Title:	VP

[Signature Page to Second Amendment to Refinancing Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Craig Panzica

Name:	Craig Panzica

Title:	Officer

[Signature Page to Second Amendment to Refinancing Credit Agreement]

FIFTH THIRD BANK

By:	/s/ Victor Notoro

Name:	Victor Notoro

Title:	SVP

[Signature Page to Second Amendment to Refinancing Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Paul G. Rishar

Name:	Paul G. Rishar

Title:	Vice President

[Signature Page to Second Amendment to Refinancing Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ James Travagline

Name:	James Travagline

Title:	Director

[Signature Page to Second Amendment to Refinancing Credit Agreement]

HSBC BANK USA, N.A.

By:	/s/ Christopher S. Helmeci

Name:	Christopher S. Helmeci

Title:	Sr. Relationship Manager